Exhibit 10.10

EXECUTION VERSION

AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT
BETWEEN PRIME SECURITY SERVICES TOPCO PARENT, L.P. AND ADT INC.
This Amendment, dated as of June 22, 2018 (this “Amendment”) is entered into by and among Prime Security Services TopCo Parent, L.P (“Prime Parent”), Prime Security Services TopCo Parent II, L.P. (“Prime Parent II”) and ADT Inc. (the “Company”), to add Prime Parent II as a “Stockholder” under the Registration Rights Agreement, dated as of January 23, 2018, by and between Prime Parent and the Company (the “Registration Rights Agreement”). Terms used but not defined herein shall have the meaning assigned in the Registration Rights Agreement.

RECITALS

WHEREAS, on January 23, 2018, Prime Parent and ADT Inc. entered into the Registration Rights Agreement;

WHEREAS, pursuant to Section 4.8 of the Registration Rights Agreement, no provision of the Registration Rights Agreement may be amended unless such amendment is in writing an signed by the Company and Stockholders holding a majority of the Registerable Securities;

WHEREAS, Prime Parent is a Stockholder under the Registration Rights Agreement and holds a majority of the Registerable Securities;

WHEREAS, Prime Parent has transferred 42,025,000 shares of the Company’s common stock to Prime Parent II; and

WHEREAS, Prime Parent and the Company desire to amend the Registration Rights Agreement to add Prime Parent II as a party thereto.

AMENDMENT

1.Amendment to the Definition of Stockholders. In exchange for good and valuable consideration, the receipt of which is acknowledged, in accordance with Section 4.8 of the Registration Rights Agreement, the parties hereby agree to amend and restate the definition of Stockholders included in Section 1.1 of the Registration Rights Agreement to:

“Stockholder” shall mean Prime Parent, Prime Parent II and their successors, permitted transferees and assigns.

2.Effect of Amendment. Except as expressly provided in Section 1 hereof, this Amendment does not, by implication or otherwise, nor shall it be deemed to operate to, alter, modify, waive, amend or in any way affect any of the rights, remedies, powers, privileges or covenants contained in the Registration Rights Agreement. This Amendment shall not be deemed to be consent to any past, current or future amendment, waiver or modification of any other term or condition of the Registration Rights Agreement.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[Signature page follows]

    IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

PRIME PARENT
Prime Security Services TopCo Parent, L.P.
By: Prime Security Services TopCo Parent GP, LLC, its general partner

By: /s/ Timothy J. Whall
Name: Timothy J. Whall
Title: Chief Executive Officer

THE COMPANY
ADT Inc.

By: /s/ Timothy J. Whall
Name: Timothy J. Whall
Title: Chief Executive Officer

[Signature Page – Amendment]

PRIME PARENT II
Prime Security Services Topco Parent II, L.P.
By: Prime Security Services GP, LLC,
its general partner

By: /s/ Timothy J. Whall
Name: Timothy J. Whall
Title: Chief Executive Officer

[Signature Page – Amendment]